SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  July 23, 2001

                                  VIZARIO, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           NEVADA                   84-0920934                   0-28073
           ------                   ----------                   -------
      (State or Other         (Commission File Number)       (I.R.S. Employee
Jurisdiction of Incorporation                             Identification Number)


           1313 LAUREL STREET, SUITE 4, SAN CARLOS, CALIFORNIA  94070
-------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (650) 596-0101
       ------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On July 18, 2001, VIZARIO, INC., previously known as GALLAGHER RESEARCH CORPORATION (the "Registrant") dismissed Larry O' Donnell, CPA, P.C. as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Larry O' Donnell, CPA, P.C. on the Registrant's financial statements for the three month transition period ended March 31, 2001 and for each of the fiscal years ended December 31, 2000 and 1999, or any subsequent interim period. The Board of Directors of the Registrant approved the change of accountants of the Registrant. There were no disagreements with Larry O'Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to its dismissal, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. There were no reportable events, in each case, during either of the Registrant's two most recent fiscal years or any subsequent interim period.

     Simultaneously with the dismissal of its former accountants, effective as of July 18, 2001, the Registrant approved and engaged Gelfond Hochstadt Pangburn, P.C. to act as its independent certified public accountant as successor to Larry O' Donnell, CPA, P.C. During the Registrant's two most recent fiscal years or subsequent interim periods the Registrant has not consulted Gelfond Hochstadt Pangburn, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event.

     In accordance with the rules of the Securities and Exchange Commission, the Registrant has requested Larry O' Donnell, CPA, P.C. to furnish the Registrant with a letter to the Commission, which letter is filed as an Exhibit hereto.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

      EXHIBITS. The following Exhibits are attached hereto and incorporated herein by reference:

16.1 Letter from Larry O' Donnell, CPA, P.C. dated July 20, addressed to the Securities and Exchange Commission.


                                     SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                        VIZARIO, INC.

Dated: July 23, 2001                    /s/  James  A.  Newcomb
                                        ----------------------------
                                        By:  James  A.  Newcomb
                                        Its: President and CEO